LITMAN GREGORY FUNDS TRUST

Supplement dated May 27, 2016 to Prospectus of the Litman Gregory Funds Trust dated April 30, 2016, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Alternative Strategies Fund:

The following table replaces the table under “Performance” beginning on page 15 of the Prospectus dated April 30, 2016, as supplemented:

Average Annual Total Returns (for the periods ended December 31, 2015)
Litman Gregory Masters Alternative Strategies Fund	One Year	Since Fund Inception (9/30/2011)
Institutional Class
Return Before Taxes	-0.77%	5.12%
Return After Taxes on Distributions	-2.06%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	-0.37%	3.57%
Investor Class
Return Before Taxes	-0.95%	4.89%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.57%	2.28%
3-Month LIBOR (reflects no deduction for fees, expenses or taxes)	0.28%	0.33%
Morningstar Multialternative Category (reflects net performance of funds in this group)	-2.72%	1.66%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	17.45%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	-3.64%	1.23%

The table updates the performance for HFRX Global Hedge Fund Index for the One Year and Since Fund Inception periods.

Please keep this Supplement with your Prospectus.